Exhibit 99.1


                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Stephen W. Sanger, Chairman of the Board and Chief Executive Officer of General Mills, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended August 25, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 7, 2002

                                                       /s/ Stephen W. Sanger
                                                       -------------------------
                                                       Stephen W. Sanger
                                                       Chairman of the Board and
                                                       Chief Executive Officer